UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2004

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:            (718) 782-6200

None

(Former name or former address, if changed since last report)

Item 5.05       Amendments to the Registrant's Code of Ethics

On October 21, 2004, the Company amended its Business Code of Ethics to indicate that it and its subsidiaries will not advance loans to Directors, executive/senior officers, principal shareholders or their immediate families.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/  KENNETH J. MAHON

By:  ___________________________________________

Kenneth J. Mahon

Executive Vice President and Chief Financial Officer

Dated: October 21, 2004